As filed with the Securities and Exchange Commission on September 9, 2009

Registration No. 333-124247

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

POST-EFFECTIVE AMENDMENT NO. 1

TO

FORM S-8

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Nobel Learning Communities, Inc.

(Exact name of registrant as specified in its charter)

Delaware	22-2465204
(State or other jurisdiction of incorporation or organization)	(I.R.S employer Identification No.)

1615 West Chester Pike West Chester, Pennsylvania	19382
(Address of Principal Executive Offices)	(Zip Code)

Omnibus Incentive Equity Compensation Plan

(Full title of the plan)

George H. Bernstein

President and Chief Executive Officer

Nobel Learning Communities, Inc.

1615 West Chester Pike

West Chester, Pennsylvania 19382

(Name and address of agent for service)

(484) 947-2000

(Telephone number, including area code, of agent for service)

COPY TO:

Brian Katz

Pepper Hamilton LLP

3000 Two Logan Square

Philadelphia, Pennsylvania 19103-2799

(215) 981-4000

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☒

Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☐

EXPLANATORY NOTE

Nobel Learning Communities, Inc. (the “Registrant”), filed a Registration Statement on Form S-8 (Registration No. 333-124247) with the Securities and Exchange Commission on April 22, 2005, with respect to the Company’s Omnibus Incentive Equity Compensation Plan (the “Plan”). The purpose of this Post-Effective Amendment No. 1 to the Registrant Statement (as amended, this “Registration Statement”) is to amend Items 3 and 8 and the Exhibit Index.

PART II

INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

We incorporate by reference into this Registration Statement the contents of the Form S-8 Registration Statement, except for Item 3 (Incorporation of Documents by Reference) and Item 8 (Exhibits), previously filed with the Securities and Exchange Commission by the Registrant on April 22, 2005 (Registration No. 333-124247).

Item 3.	Incorporation of Documents by Reference

The following documents, which have been filed by the Registrant with the Commission, are incorporated by reference to this Registration Statement:

1. The Registrant’s Annual Report on Form 10-K for the fiscal year ended June 27, 2009 (filed on September 9, 2009); and

2. The Registrant’s Current Report on Form 8-K (filed on September 9, 2009).

The Registrant is not incorporating by reference any Form 8-K through which it furnished, rather than filed, information with the Commission. All documents filed by the Registrant pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, after the date hereof and prior to the filing of a post-effective amendment indicating that all securities offered pursuant to this Registration Statement have been sold or deregistering all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents.

Item 8.	Exhibits

Exhibit Number	Exhibit Description
4.1	The Registrant’s Certificate of Incorporation, as amended and restated (filed as Exhibit 3 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended December 31, 1998, filed on February 16, 1999, and incorporated herein by reference).

4.2	The Registrant’s Certificate of Designation, Preferences and Rights of Series D Convertible Preferred Stock (filed as Exhibit 3.4 to the Registrant’s Current Report on Form 8-K, filed on September 11, 1995, and incorporated herein by reference).

4.3	The Registrant’s Amended and Restated Bylaws, as amended August 27, 2008 (filed as Exhibit 3.1 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 28, 2009, filed on May 1, 2009, and incorporated herein by reference).

4.4	The Registrant’s Certificate of Designation of the Series A Junior Preferred Stock (filed as Exhibit 3.1 to the Registrant’s Current Report on Form 8-K, filed on July 21, 2008, and incorporated herein by reference).

4.5	Omnibus Incentive Equity Compensation Plan (filed as Exhibit 99.1 to Registration Statement on Form S-8 (Registration No. 333-124247), filed with the Securities and Exchange Commission on April 22, 2005, and incorporated herein by reference).

5.1	Opinion of Ballard Spahr Andrews & Ingersoll LLP, as to the validity of the securities being registered (filed as Exhibit 5 to Registration Statement on Form S-8 (Registration No. 333-124247), filed with the Securities and Exchange Commission on April 22, 2005, and incorporated herein by reference).

23.1*	Consent of Grant Thornton LLP.

23.2	Consent of Ballard Spahr Andrews & Ingersoll LLP (contained in Exhibit 5.1).

24.1*	Power of Attorney.

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the “Act”), and in accordance with Rule 478(a)(4) under the Act, Nobel Learning Communities, Inc., certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of West Chester, Commonwealth of Pennsylvania, on the 9th day of September, 2009.

NOBEL LEARNING COMMUNITIES, INC.

By:	/s/ George H. Bernstein
George H. Bernstein
Chief Executive Officer

Signature	Title	Date

/s/ George H. Bernstein	Chief Executive Officer and Director	September 9, 2009
George H. Bernstein	(Principal Executive Officer)

/s/ Thomas Frank	Chief Financial Officer	September 9, 2009
Thomas Frank	(Principal Financial and Accounting Officer)

*	Director	September 9, 2009
Therese Kreig Crane

*	Director	September 9, 2009
David Beale

*	Director	September 9, 2009
Steven B. Fink

*	Director	September 9, 2009
Peter H. Havens

*	Director	September 9, 2009
Richard J. Pinola

*	Director	September 9, 2009
Michael J. Rosenthal

*	Director	September 9, 2009
Ralph Smith

*	Director	September 9, 2009
David L. Warnock

*	Signed by George H. Bernstein as Attorney in Fact

/s/ George H. Bernstein
George H. Bernstein

EXHIBIT INDEX

Exhibit Number	Exhibit Description
4.1	The Registrant’s Certificate of Incorporation, as amended and restated (filed as Exhibit 3 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended December 31, 1998, filed on February 16, 1999, and incorporated herein by reference).

4.2	The Registrant’s Certificate of Designation, Preferences and Rights of Series D Convertible Preferred Stock (filed as Exhibit 3.4 to the Registrant’s Current Report on Form 8-K, filed on September 11, 1995, and incorporated herein by reference).

4.3	The Registrant’s Amended and Restated Bylaws, as amended August 27, 2008 (filed as Exhibit 3.1 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 28, 2009, filed on May 1, 2009, and incorporated herein by reference).

4.4	The Registrant’s Certificate of Designation of the Series A Junior Preferred Stock (filed as Exhibit 3.1 to the Registrant’s Current Report on Form 8-K, filed on July 21, 2008, and incorporated herein by reference).

4.5	Omnibus Incentive Equity Compensation Plan (filed as Exhibit 99.1 to Registration Statement on Form S-8 (Registration No. 333-124247), filed with the Securities and Exchange Commission on April 22, 2005, and incorporated herein by reference).

5.1	Opinion of Ballard Spahr Andrews & Ingersoll LLP, as to the validity of the securities being registered. (Filed as Exhibit 5 to Registration Statement on Form S-8 (Registration No. 333-124247), filed with the Securities and Exchange Commission on April 22, 2005, and incorporated herein by reference).

23.1*	Consent of Grant Thornton LLP.

23.2	Consent of Ballard Spahr Andrews & Ingersoll LLP (contained in Exhibit 5.1).

24.1*	Power of Attorney.

*	Filed herewith.